Wrap-up
Neal Keating

✓ Proven strategies have delivered strong shareholder value over time
✓ Aerospace
 - Leveraging unique set of proprietary products and capabilities
 - Strong platform positions across commercial & defense markets
 - Robust pipeline of future opportunities
✓ Distribution
 - Three product platform strategy expands growth opportunities
 - Increased scale provides improved operating leverage
 - ERP implementation benefits
✓ Successfully execute future acquisitions - maintain discipline
✓ Leverage experienced management and workforce across the
 company
Positioned for Future Growth